Castlight Health Announces Second Quarter 2019 Results

Updates Full Year 2019 Guidance & Announces Management Changes

SAN FRANCISCO - July 30, 2019 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its second quarter ended June 30, 2019 and updated guidance for full year 2019. The Company also announced today that John Doyle has stepped down from his roles as chief executive officer and director. The Castlight board of directors has appointed Maeve O’Meara, formerly executive vice president of product and customer experience, as Castlight’s chief executive officer and director, effective immediately. Additionally, Siobhan Nolan Mangini has been promoted to president and will also continue to serve as chief financial officer.

“From the time Maeve joined Castlight in 2010, her excellence across product development and customer relationships has impressed all of us on the board of directors. These skills, combined with the vision and leadership she’s exhibited as executive vice president make her the natural choice to become Castlight’s CEO,” said Bryan Roberts, co-founder and chairman of Castlight Health. “We are confident in Maeve’s ability to execute on our strategic and financial goals, and I look forward to working closely with her to help Castlight accomplish its mission of simplifying and improving healthcare.”

“I’m excited to lead Castlight, given the strength of our team and technology, and I believe our assets put us in position to improve the cost, quality and consumer experience issues across US healthcare,” said Maeve O’Meara, chief executive officer of Castlight Health. “We will continue to focus on partnering with our core employer buyers in order to create more value for them in their workforce, but we also have a clear opportunity to leverage our data and technology assets more broadly. By expanding our channel strategy to power user experiences outside of our own applications, we believe we can expand our addressable market and make a greater impact across the healthcare ecosystem.”

For more information on Maeve O’Meara and Siobhan Nolan Mangini, please refer to the press release entitled “Castlight Health Announces Key Management Changes” published today.

Financial performance for the three months ended June 30, 2019 compared to the three months ended June 30, 2018 includes:

•	GAAP total revenue of $35.9 million, representing a decrease of 5%

•	GAAP gross margin of 60.6%, compared to 58.4%

•	Non-GAAP gross margin of 63.4%, compared to 62.2%

•	GAAP operating loss of $8.6 million, compared to a loss of $14.1 million

•	Non-GAAP operating loss of $2.9 million, compared to $6.9 million

•	GAAP net loss per basic and diluted share of $0.06, compared to a net loss per basic and diluted share of $0.10

•	Non-GAAP net loss per basic and diluted share of $0.02, compared to a net loss per basic and diluted share of $0.05

•	Cash used in operations of $1.8 million, compared to $1.1 million

Total cash, cash equivalents and marketable securities was $63.9 million as of June 30, 2019.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook
The Company is updating its previously-issued 2019 outlook. For the full year 2019, the Company now expects:

•	GAAP revenue in the range of $140 million to $145 million

•	Non-GAAP operating loss in the range of $8 million to $13 million

•	Non-GAAP net loss per share of approximately $0.06 to $0.09 based on approximately 145 million to 146 million shares

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its second quarter 2019 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (833) 238-7953 and the replay will be available for one week at (800) 585-8367. The conference ID number for the live call and replay is 2365013.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible to navigate healthcare and live happier, healthier, more productive lives. Our health navigation platform connects with hundreds of health vendors, benefits resources, and plan designs, giving rise to the world's first comprehensive app for all health needs. We guide individuals-based on their unique profile- to the best resources available to them, whether they are healthy, chronically ill, or actively seeking medical care. In doing so, we help companies regain control over rising healthcare costs and get more value from their benefits investments. Castlight revolutionized the healthcare sector with the introduction of data-driven price transparency tools in 2008 and the first consumer-grade wellbeing platform in 2012. Today, Castlight serves as the health navigation platform for millions of people and is a trusted partner to many of the largest employers in the world.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), and non-GAAP net income (loss) exclude stock-based compensation, certain legal expenses, amortization of intangibles, amortization of internal-use software, and lease exit and related charges.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2019 to comparable GAAP measures because we do not provide guidance for stock-based compensation expense, and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor for Forward-Looking Statements
This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s second quarter performance and 2019 full year projections, executive leadership, the success of our strategy and our expectations for our future business and financial performance. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission, including the risks set forth in our quarterly report on Form 10-Q for the three months ended June 30, 2019. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2019 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	As of
	June 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$50,052	$66,005
Marketable securities	13,874	11,327
Accounts receivable and other, net	32,611	26,816
Prepaid expenses and other current assets	5,450	3,680
Total current assets	101,987	107,828
Property and equipment, net	3,556	3,963
Restricted cash, non-current	1,325	1,325
Deferred commissions	17,956	20,142
Deferred professional service costs	9,093	10,133
Intangible assets, net	14,457	16,209
Goodwill	91,785	91,785
Operating lease right-of-use assets, net	14,691	—
Other assets	2,223	2,129
Total assets	$257,073	$253,514
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$11,355	$9,556
Accrued expenses and other current liabilities	11,170	15,454
Accrued compensation	5,169	5,975
Deferred revenue	20,698	20,193
Operating lease liabilities	5,911	—
Total current liabilities	54,303	51,178
Deferred revenue, non-current	837	1,030
Debt, non-current	2,324	3,254
Operating lease liabilities, non-current	12,032	—
Other liabilities, non-current	1,067	3,381
Total liabilities	70,563	58,843
Stockholders’ equity	186,510	194,671
Total liabilities and stockholders’ equity	$257,073	$253,514

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue:
Subscription	$33,964	$34,802	$67,770	$67,791
Professional services and other	1,946	2,982	3,630	6,472
Total revenue, net	35,910	37,784	71,400	74,263
Cost of revenue:
Cost of subscription(1)	8,234	9,140	16,400	18,314
Cost of professional services and other(1)	5,929	6,590	11,873	12,359
Total cost of revenue	14,163	15,730	28,273	30,673
Gross profit	21,747	22,054	43,127	43,590
Operating expenses:
Sales and marketing(1)	8,889	13,306	18,104	27,218
Research and development(1)	14,487	16,425	30,212	31,796
General and administrative(1)	7,010	6,382	14,303	13,207
Total operating expenses	30,386	36,113	62,619	72,221
Operating loss	(8,639)	(14,059)	(19,492)	(28,631)
Other income, net	258	101	572	229
Net loss	$(8,381)	$(13,958)	$(18,920)	$(28,402)
Net loss per share, basic and diluted	$(0.06)	$(0.10)	$(0.13)	$(0.21)
Weighted-average shares used to compute basic and diluted net loss per share	144,572	136,682	143,790	135,843

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Cost of revenue:
Cost of subscription	$196	$231	$415	$473
Cost of professional services and other	236	315	501	616
Sales and marketing	662	1,318	1,289	2,456
Research and development	1,733	1,908	3,437	3,562
General and administrative	2,030	1,375	3,192	2,632

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Operating activities:
Net loss	$(8,381)	$(13,958)	$(18,920)	$(28,402)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,343	1,713	2,687	3,573
Stock-based compensation	4,857	5,147	8,834	9,739
Amortization of deferred commissions	2,365	2,947	4,856	5,800
Amortization of deferred professional service costs	1,045	1,151	2,014	2,097
Non-cash operating lease expense	1,298	—	2,580	—
Lease exit and related charges	—	901	—	1,817
Accretion and amortization of marketable securities	(87)	(135)	(213)	(266)
Changes in operating assets and liabilities:
Accounts receivable and other, net	2,088	4,944	(5,795)	(6,252)
Deferred commissions	(1,254)	(1,808)	(2,670)	(2,979)
Deferred professional service costs	(432)	(647)	(901)	(1,389)
Prepaid expenses and other assets	(1,113)	(2,102)	(1,864)	(1,896)
Accounts payable	2,713	(1,272)	1,864	511
Operating lease liabilities	(1,413)	—	(2,795)	—
Accrued expenses and other liabilities	(1,827)	4,419	(3,131)	3,182
Deferred revenue	(3,183)	(4,393)	312	(1,210)
Accrued compensation	164	1,979	(806)	(4,411)
Net cash used in operating activities	(1,817)	(1,114)	(13,948)	(20,086)
Investing activities:
Purchase of property and equipment	(389)	(916)	(593)	(1,304)
Purchase of marketable securities	(13,780)	(13,954)	(13,780)	(23,979)
Maturities of marketable securities	—	10,700	11,453	26,450
Net cash (used in) provided by investing activities	(14,169)	(4,170)	(2,920)	1,167
Financing activities:
Proceeds from exercise of stock options	165	1,752	1,845	2,242
Principal payments on long-term debt	(465)	—	(930)	—
Net cash (used in) provided by financing activities	(300)	1,752	915	2,242

Net decrease in cash, cash equivalents and restricted cash	(16,286)	(3,532)	(15,953)	(16,677)
Cash, cash equivalents and restricted cash at beginning of period	67,663	49,499	67,330	62,644
Cash, cash equivalents and restricted cash at end of period	$51,377	$45,967	$51,377	$45,967

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$50,052	$44,642	$50,052	$44,642
Restricted cash	1,325	1,325	1,325	1,325
Total cash, cash equivalents and restricted cash	$51,377	$45,967	$51,377	$45,967

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Gross profit:
GAAP gross profit subscription	$25,730	$25,640	$25,662	$51,370	$49,477
Stock-based compensation	196	219	231	415	473
Amortization of internal-use software	—	—	219	—	438
Amortization of intangibles	587	587	678	1,174	1,356
Non-GAAP gross profit subscription	$26,513	$26,446	$26,790	$52,959	$51,744
GAAP gross margin subscription	75.8%	75.8%	73.7%	75.8%	73.0%
Non-GAAP gross margin subscription	78.1%	78.2%	77.0%	78.1%	76.3%

GAAP gross loss professional services	$(3,983)	$(4,260)	$(3,608)	$(8,243)	$(5,887)
Stock-based compensation	236	265	315	501	616
Non-GAAP gross loss professional services	$(3,747)	$(3,995)	$(3,293)	$(7,742)	$(5,271)
GAAP gross margin professional services	(205)%	(253)%	(121)%	(227)%	(91.0)%
Non-GAAP gross margin professional services	(193)%	(237)%	(110)%	(213)%	(81.4)%

GAAP gross profit	$21,747	$21,380	$22,054	$43,127	$43,590
Impact of non-GAAP adjustments	1,019	1,071	1,443	2,090	2,883
Non-GAAP gross profit	$22,766	$22,451	$23,497	$45,217	$46,473
GAAP gross margin	60.6%	60.2%	58.4%	60.4%	58.7%
Non-GAAP gross margin	63.4%	63.3%	62.2%	63.3%	62.6%

Operating expense:
GAAP sales and marketing	$8,889	$9,215	$13,306	$18,104	$27,218
Stock-based compensation	(662)	(627)	(1,318)	(1,289)	(2,456)
Amortization of intangibles	(272)	(272)	(273)	(544)	(721)
Non-GAAP sales and marketing	$7,955	$8,316	$11,715	$16,271	$24,041

GAAP research and development	$14,487	$15,725	$16,425	$30,212	$31,796
Stock-based compensation	(1,733)	(1,704)	(1,908)	(3,437)	(3,562)
Certain legal expenses	—	(191)	—	(191)	—
Lease exit and related charges	—	—	(842)	—	(1,758)
Non-GAAP research and development	$12,754	$13,830	$13,675	$26,584	$26,476

GAAP general and administrative	$7,010	$7,293	$6,382	$14,303	$13,207
Stock-based compensation	(2,030)	(1,162)	(1,375)	(3,192)	(2,632)
Amortization of intangibles	(17)	(17)	(17)	(34)	(34)
Certain legal expenses	—	(533)	—	(533)	—
Non-GAAP general and administrative	$4,963	$5,581	$4,990	$10,544	$10,541

GAAP operating expense	$30,386	$32,233	$36,113	$62,619	$72,221
Impact of non-GAAP adjustments	(4,714)	(4,506)	(5,733)	(9,220)	(11,163)
Non-GAAP operating expense	$25,672	$27,727	$30,380	$53,399	$61,058

Operating loss:
GAAP operating loss	$(8,639)	$(10,853)	$(14,059)	$(19,492)	$(28,631)
Impact of non-GAAP adjustments	5,733	5,577	7,176	11,310	14,046
Non-GAAP operating loss	$(2,906)	$(5,276)	$(6,883)	$(8,182)	$(14,585)

Net loss and net loss per share:
GAAP net loss	$(8,381)	$(10,539)	$(13,958)	$(18,920)	$(28,402)

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Total pre-tax impact of non-GAAP adjustments	5,733	5,577	7,176	11,310	14,046
Non-GAAP net loss	$(2,648)	$(4,962)	$(6,782)	$(7,610)	$(14,356)
GAAP net loss per share, basic and diluted	$(0.06)	$(0.07)	$(0.10)	$(0.13)	$(0.21)
Non-GAAP net loss per share, basic and diluted	$(0.02)	$(0.03)	$(0.05)	$(0.05)	$(0.11)
Shares used in basic and diluted net loss per share computation	144,572	143,000	136,682	143,790	135,843

Castlight Media Contact:
Courtney Lamie
press@castlighthealth.com
276-492-4248

Castlight Investor Contact:
Gary J. Fuges, CFA
ir@castlighthealth.com
415-829-1680